Exhibit 10.22

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION IS BOTH (A) NOT MATERIAL AND (B) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.

Confidential

EXECUTION VERSION

May 15, 2023

Millennium Pharmaceuticals, Inc.

40 Landsdowne Street
Cambridge, MA 02139
United States

Re: Combination Product under Amended and Restated TAK-228 Asset Purchase Agreement dated May 15, 2023 between Millennium Pharmaceuticals, Inc. (“Takeda”) and Calithera Biosciences, Inc. (“Calithera”) (“TAK-228 APA”) and License Agreement dated March 18, 2019 between Takeda Pharmaceutical Company Limited and Faeth Therapeutics, Inc. (“Faeth”) (as successor in interest to Petra Pharma Corporation and Ravenna Pharmaceuticals, Inc.) (“TAK-117 License Agreement”)

Dear Sir/Madam:

This letter agreement (“Letter Agreement”) is being entered into in connection with the execution of the assignment and assumption of the rights and certain obligations of Calithera under the TAK-228 APA to Faeth as of the date of this Letter Agreement (the “Assignment”). Any capitalized terms not defined here shall be as defined in the TAK-228 APA or TAK-117 License Agreement, as applicable.

Upon consummation of the Assignment, Faeth will have rights and obligations under both the TAK-228 APA and TAK-117 License Agreement. In consideration of the mutual promises set forth herein, Takeda and Faeth (each a “Party” and collectively, “Parties”) have agreed as follows solely with respect to a Combination Product under (and as defined in) the TAK-228 APA that includes a Program Molecule under TAK-228 APA and the Licensed Compound under the TAK-117 License Agreement (a “228+117 Combination Product”). For clarity, and notwithstanding anything in the TAK-228 APA or TAK-117 License Agreement to the contrary, a 228+117 Combination Product shall be a Product under the TAK-228 APA and under the TAK-117 License Agreement.

1. 228+117 [***] Milestone Payments. Notwithstanding the milestones set forth in [***], [***], the following development milestone events set forth in the table below (each a “[***] Milestone Event”) shall apply in lieu of [***]. Following the first achievement of each [***] Milestone Event with respect to the first Product to achieve such [***] Milestone Event, Faeth shall pay, or cause to be paid, to Takeda a one-time, non-refundable and non-creditable corresponding milestone payment (each, a “[***] Milestone Payment”) within [***]. Faeth shall notify Takeda within [***] after each [***] Milestone Event is first achieved. For the avoidance of doubt, each [***] Milestone Payment shall be payable one (1) time upon the first achievement of the corresponding [***] Milestone Event with respect to an applicable Product, regardless of the number of times such [***] Milestone Event may be achieved by the same or different Products. [***] For purposes of the foregoing, “Indication” shall have the meaning set forth in the TAK-228 APA.

[***] Milestone Event	[***] Milestone Payments
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total [***] Milestones	[***]

[***]

[***]

[***]

2.
Royalties/Earn-Out Payment. Notwithstanding the earn-out payment set forth in Section
5.2.1 of the TAK-228 APA, [***], Faeth shall pay Takeda an earn-out payment on the Annual Net Sales (as defined in TAK-228 APA) of all 227+117 Combination Products by or on behalf of Faeth, its Affiliates or Licensees in a given Calendar Year (or partial Calendar Year) commencing with the First Commercial Sale of such 228+117 Combination Product in any country in the Territory, at the following rates, subject to [***]:

Annual Net Sales Increment	Earn-Out Payment Rate (%)
For the portion of the Annual Net Sales of such 228+117 Combination Product in any given Calendar Year which is [***]	[***]%

For the portion of the Annual Net Sales of such 228+117 Combination Product in any given Calendar Year which is [***]	[***]%
For the portion of the Annual Net Sales of such 228+117 Combination Product in any given Calendar Year which is [***]	[***]%

For clarity, royalty payments set forth in Section 5.6 of the TAK-117 License Agreement will remain in full force and effect with respect to any Product (as defined in the TAK-117 License Agreement).

3.
Miscellaneous.

3.1 The TAK-228 APA, this Letter Agreement and the TAK-117 License Agreement constitute the entire agreement between the Parties as to the subject matter of this Letter Agreement. Except as otherwise expressly set forth in this Letter Agreement, the TAK-228 APA shall remain in full force and effect in accordance with its terms.

3.2 [***]

3.3 Faeth agrees that it shall not disclose this Letter Agreement or any discussions pertaining hereto to any Third Parties and that, in addition to and to the extent not inconsistent with the foregoing, this Letter Agreement and all discussions pertaining hereto are subject to Article 7 (Confidentiality) of the TAK-228 APA.

3.4 Neither this Letter Agreement nor any right, interest or obligation of a Party under this Letter Agreement may be assigned by either Party without the written consent of the other Party, except that each Party may assign this Letter Agreement and the rights, obligations and interests of such Party to an Affiliate (as defined in the TAK-228 APA) of such Party to whom the TAK-228 APA is assigned. Any attempted assignment in contravention of this Section 3.4 shall be void.

3.5 This Letter Agreement may be executed in counterparts by a single Party, each of which when taken together shall constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.6 This Letter Agreement and its effect are subject to and shall be construed and enforced in accordance with the law of the State of New York, without regard to its conflicts of laws that would require the application of any other Law. Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the federal courts located in the Southern District of the State of New York for any matter arising out of or relating to this Letter Agreement and the transactions contemplated hereby, and agrees not to commence any litigation relating thereto except in such courts. Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any matter arising out of this Letter Agreement or the transactions contemplated hereby in the courts of the State of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The Parties agree that a final judgment in any such matter shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law. Any proceeding brought by either Party under this Letter Agreement shall be exclusively conducted in the English language.

3.7 To the fullest extent permitted by Law, each of the Parties irrevocably waives all right to trial by jury in any litigation arising out of or relating to this Letter Agreement or any of the transactions contemplated by this Letter Agreement.

3.8 Nothing in this Letter Agreement shall be construed to require the commission of any act contrary to Law. If any one or more provisions of this Letter Agreement is held to be invalid, illegal or unenforceable, the affected provisions of this Letter Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements and the validity, legality and enforceability of the remaining provisions of this Letter Agreement shall not in any way be affected or impaired thereby.

3.9 A Party’s consent to or waiver, express or implied, of the other Party’s breach of its obligations hereunder shall not be deemed to be or construed as a consent to or waiver of any other breach of the same or any other obligations of such breaching Party. A Party’s failure to complain of any act, or failure to act, by the other Party, to declare the other Party in default, to insist upon the strict performance of any obligation or condition of this Letter Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder, of any such breach, or of any other obligation or condition. A Party’s consent in any one instance shall not limit or waive the necessity to obtain such Party’s consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the Party granting such consent or waiver.

3.10 Section headings used herein are for convenient reference only, and are not a part of this Letter Agreement.

(Signature Pages Immediately to Follow)

IN WITNESS WHEREOF, this Letter Agreement has been executed by the Parties hereto all as of the date first above written.

Millennium Pharmaceuticals, Inc. Faeth Therapeutics, Inc.

By: /s/ Michael Martin By:

Name: Michael Martin Name:

Title: Authorized Signatory Title:

IN WITNESS WHEREOF, this Letter Agreement has been executed by the Parties hereto all as of the date first above written.

Millennium Pharmaceuticals, Inc. Faeth Therapeutics, Inc.

By: By: /s/ Anand Parikh

Name: Name: Anand Parikh

Title: Title: CEO